Ultra Series Fund

Supplement Dated July 1, 2009 to the Prospectus

This Supplement dated July 1, 2009 amends the Prospectus of Ultra Series Fund dated May 1, 2009 as supplemented May 1, 2009. Please keep this Supplement with your records.

At a special meeting of Shareholders on June 25, 2009, shareholders approved an investment management agreement by and between Ultra Series Fund (the “Trust”), on behalf of each of the funds, and Madison Asset Management, LLC (“Madison”) as the funds’ new investment adviser. Subsequently, the changes that follow are effective July 1, 2009.

All references to MEMBERS Capital Advisors, Inc. (“MCA”) are hereby replaced with Madison Asset Management, LLC (“Madison”), except as disclosed below in connection with portfolio managers on page 54.
All references to CUNA Brokerage Services Inc. (“CBSI”) are hereby replaced with Mosaic Funds Distributor, LLC (“MFD”), an affiliate of Madison.

Pages 1, 4, 7, 37, 40 and 43: Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds and Target Retirement 2020, Target Retirement 2030 and Target Retirement 2040 Funds – change in portfolio management team.

Scott D. Opsal and Patrick F. Ryan are the co-portfolio managers of the fund. Biographies for Messrs. Opsal and Ryan are on page 54.

Pages 1, 4, and 7: Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds.

The fourth bullet under Principle Investment Strategies is deleted and replaced with:

Madison’s Investment Strategy Committee. The Investment Strategy Committee is made up of top officers and managers of Madison Investment Advisors, Inc., the parent company of Madison. They review fund performance, allocations and mutual fund ownership (affiliated and unaffiliated) on a regular basis and provide guidance and recommendations for adjustment as appropriate. Madison shares its personnel and resources with Madison Investment Advisors, Inc.

Page 10: Money Market Fund.

The paragraph entitled “Portfolio Management” is deleted.

Page 12: Bond Fund – change in portfolio management team.

Dean “Jack” Call and Paul Lefurgey are the co-portfolio managers of the fund. They are supported by a team of sector specialists and analysts. Mr. Call’s biography is on page 54. The biography for Mr. Lefurgey follows:

Mr. Lefurgey is a Madison Portfolio Manager and a Managing Director of Madison Investment Advisors, Inc. He began co-managing the fund in July 2009. Mr. Lefurgey is a senior member of the fixed-income team and has had primary responsibilities on fixed-income management since he joined the Madison organization in 2005. Prior to Madison, Mr. Lefurgey was the head of fixed income management at MEMBERS Capital Advisors and, from 1990 until 2003, Executive Vice President at Duff & Phelps Investment Management of Chicago. Mr. Lefurgey is a CFA charterholder and a graduate of Michigan State University.

Page 18: Large Cap Value Fund – change in portfolio management team.

Scott D. Opsal and John H. Brown are the co-portfolio managers of the fund. Mr. Brown began co-managing the fund in July 2009. The biographies for Messrs. Opsal and Brown are on page 54.

Page 20: Large Cap Growth Fund – change in portfolio management team.

Bruce A. Ebel and Dave Halford are the co-portfolio managers of the fund. Mr. Ebel’s biography is on page 55. The biography for Mr. Halford follows:

Mr. Halford is a Madison Portfolio Manager and Vice President of Madison Investment Advisors, Inc. and a member of Madison's equity management team, specializing in technology and telecommunications stocks. He began co-managing the fund in July 2009. Prior to joining Madison in 2000, he was an equity portfolio manager for the Wisconsin Alumni Research Foundation. Mr. Halford is a CPA and is a CFA charterholder.

Page 22: Mid Cap Value Fund - change in portfolio management team.

Livia S. Asher is the portfolio manager of the fund. Ms. Asher’s biography is on page 54.

Page 24: Mid Cap Growth Fund - change in portfolio management team.

Richard Eisinger is the portfolio manager of the fund. He is supported by a team of sector specialists and analysts. The biography for Mr. Eisinger follows:

Mr. Eisinger is a Madison Portfolio Manager and a Managing Director of Madison Investment Advisors, Inc. He began managing the fund in July 2009. Mr. Eisinger is a senior member of the equity management team and has had primary responsibilities on mid-cap equity management since he joined the Madison organization in 1998. He holds a law degree from the University of Louisville and an MBA in finance from Cornell University's Johnson School of Management.

Pages 46 and 47: Annual Fund Operating Expenses

Upon its appointment as investment adviser to the funds, Madison entered into an agreement that caps each fund’s “Other Expenses” for a period of no less than two years from the date of this supplement. Madison’s agreement is to maintain these fund expense levels at a dollar amount that is no more than the amount of such expenses incurred by each fund’s Class I shares for the fiscal year ended December 31, 2008.

Page 53: The first paragraph under the header “Investment Adviser” is hereby deleted and replaced with:

The funds’ investment adviser is Madison Asset Management, LLC (“Madison”), a subsidiary of Madison Investment Advisors, Inc., both located at 550 Science Drive, Madison, Wisconsin 53711. As of the date of this prospectus, Madison manages billions of dollars in assets in mutual funds, closed-end investment companies and separately managed accounts for individuals and institutions. Madison is a joint venture with CUNA Mutual Insurance Society. Madison Investment Advisors, Inc., a registered investment adviser firm since 1973, provides professional portfolio management services to a number of clients and, together with its subsidiaries, manages in excess of $12 billion as of the date of this supplement. Madison is responsible for the day-to-day administration of the Trust’s activities. Investment decisions regarding each of the Trust’s funds can be influenced in various manners by a number of individuals. Generally, all management decisions are the primary responsibility of Madison’s Investment Strategy Committee. The Investment Strategy Committee is made up of top officers and managers of Madison and Madison Investment Advisors, Inc. Madison shares personnel and resources with Madison Investment Advisors, Inc.

Page 53: The second sentence in the fifth paragraph under the header “Investment Adviser” is hereby deleted and replaced with:

The Ultra Series Fund and Madison received a No-Action Letter from the SEC that permits the Board to rely on an exemptive order issued to the funds and their previous investment advisor to appoint or change subadvisers without shareholder approval. The funds and Madison jointly applied to the SEC for a successor exemptive order.

Page 54: Updates under the header “Portfolio Management” section are as follows:

All paragraphs: References to portfolio manager titles at MCA, other than “Portfolio Manager” do not apply to Madison. Disclosure of employment history of portfolio managers prior to July 2009 does not change.

Paragraph 1 is deleted and replaced with: As of the date of this prospectus, Madison manages the assets of the Target Allocation, Money Market, Bond, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth and Target Date Funds. On a day-to-day basis, the funds are generally managed by members of the applicable equity or fixed-income management teams at our firm. The following individuals are primarily responsible for the day-to-day management of these funds.

Paragraph 2 is amended as follows: The Target Allocation Funds and Target Date Funds are co-managed by Scott D. Opsal, CFA and Patrick F. Ryan, CIMA. Mr. Scott R. Powell, CFA is no longer a portfolio manager of the Funds.

Paragraph 3 is deleted.

The first sentence of current paragraph 4 is amended as follows: The Bond Fund is co-managed by Dean “Jack” Call, D.B.A., CFA, who also manages the fixed-income portion of the Diversified Income Fund, and Paul Lefurgey. The biography for Mr. Lefurgey is on page 1 of this Supplement.

The first sentence of current paragraph 6 is amended as follows: The Large Cap Value Fund is co-managed by Scott D. Opsal, CFA and John H. Brown.

The first sentence of current paragraph 7 is amended as follows: The Large Cap Growth Fund is co-managed by Bruce A. Ebel, CFA, CIC, CFP® and Dave Halford. The biography for Mr. Halford is on page 1 of this Supplement.

Page 55: Updates continued from the previous page header “Portfolio Management” section are as follows:

A new paragraph is added after paragraph 1 (the carryover) paragraph as follows: The Mid Cap Growth Fund is managed by Richard Eisinger. The biography for Mr. Eisinger is on page 1 of this Supplement.

Current paragraphs 4-8 are deleted and replaced with:

Wellington Management Company, LLP (“Wellington Management”) manages the Small Cap Value Fund. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

The following individuals are primarily responsible for the management of the Small Cap Value Fund: Timothy J. McCormack, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager of the Small Cap Value Fund since July 1, 2008 and has been involved in portfolio management and securities analysis fund since 2006. Mr. McCormack joined Wellington Management as an investment professional in 2000. Shaun F. Pedersen, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Small Cap Value Fund since 2006. Mr. Pedersen joined Wellington Management as an investment professional in 2004.

Supplement dated July 1, 2009 to

Ultra Series Fund
Statement of Additional Information dated May 1, 2009 (“SAI”)

At a special meeting of Shareholders on June 25, 2009, shareholders of each fund approved an investment advisory agreement by and between Ultra Series Fund (the “Trust”), on behalf of each of the funds, and Madison Asset Management, LLC (“Madison”) as the funds’ new investment adviser. Subsequently, the changes that follow are effective July 1, 2009.

All references to MEMBERS Capital Advisors, Inc. (“MCA”) as the funds’ investment adviser after June 30, 2009 are hereby replaced with Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711 (“Madison”).
All references to CUNA Brokerage Services Inc. (“CBSI”) as the funds’ distributor after June 30, 2009 are hereby replaced with Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, Arizona 85258 (“MFD”), an affiliate of Madison.
Page 22, first full paragraph: The first eleven words are replaced with the following: “The Trust and Madison have obtained a no-action letter from the SEC (pending receipt of an exemptive order)”

Page 28, item 1 after the first paragraph is replaced in its entirety to read as follows: “Borrow money, except that it may (a) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets and (b) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank the fund’s aggregate borrowings from any source do not exceed 33 1/3% of the fund’s total assets (including the amount borrowed). If, after borrowing from a bank, a fund’s aggregate borrowings later exceed 33 1/3% of the fund’s total assets, the fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. A fund may make additional investments while it has borrowings outstanding. A fund may make other borrowings to the extent permitted by applicable law.”

Page 30, the paragraph preceding the chart is replaced in its entirety to read as follows: “As of the end of the Trust’s most recently completed calendar year, each trustee and officer of the Trust oversaw 32 portfolios in the fund complex, which consisted of the Trust with 18 portfolios and the MEMBERS Mutual Funds with 14 portfolios. The address of each trustee and officer is 550 Science Drive, Madison, WI 53711. After June 30, 2009, the fund complex consisted of the Trust with 18 portfolios, the MEMBERS Mutual Funds with 14 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts which together have 13 portfolios. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph based on the applicable period.

Pages 30 through 33: The tables on these pages are replaced in their entireties as follows:

Interested Trustees and Officers

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Outside Directorships Held By Trustees
David P. Marks1,2,,3 1947	Trustee, President and Principal Executive Officer (PEO)	2006 – 2009[1]	CUNA Mutual Insurance Society, Chief Investment Officer, 2005-Present MEMBERS Capital Advisors, Inc., President, 2005-Present Ultra Series Fund, Waverly, IA, Trustee, President, and Principal Executive Officer (PEO), 2006-Present CUNA Mutual Life Insurance Company, Madison, WI, Chief Investment Officer, 2005-2007 Citigroup Insurance Investors, Hartford, CT, Chief Investment Officer, 2004-2005 Cigna Investments, Hartford, CT, Chief Investment Officer, 2002-2004 Green Mountain Partners, Quechee, VT, 2001-2002 Allianz Investments, Westport, CT, Chief Investment Officer, 1991-2001	32	N/A
Scott R. Powell[1,2] 1962	Vice President	2008 - 2009[1]

MEMBERS Capital Advisors, Inc. Vice President and Managing Director – Common Stock and Managed Accounts, 2008 – Present ; Managing Director – Managed Accounts and Mutual Funds, 2006-2008

Ultra Series Fund, Vice President, 2008-Present

Virchow Krause Wealth Management, LLC, Madison, WI, Partner, Managing Director, 2003 – 2006

Jacobus Wealth Management, Inc., Milwaukee, WI , Managing Direct Accounts, 2001 - 2003

				N/A	N/A
Timothy S. Halevan[1,2] 1961	Chief Compliance Officer	2009[1]

MEMBERS Capital Advisors, Inc., Vice President, Chief Compliance Officer, 2009- Present
CUNA Brokerage Services, Inc., Vice President, Chief Compliance Officer, 2001-Present

Ultra Series Fund, Chief Compliance Officer, 2009-Present

				N/A	N/A
Holly S. Baggot[2] 1960	Secretary and Treasurer (PFO)	Treasurer 2008-Present Secretary 1999-Present Assistant Secretary 1999-2007 Indefinite terms

Madison; previously with MEMBERS Capital Advisors, Inc., Director, Mutual Funds 2008-Present; Director, Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005

Ultra Series Fund, Waverly, IA, Treasurer (PFO), 2008-Present; Secretary, 1999-Present; Assistant Secretary, 1997-2007

				N/A	N/A
Dan Owens[1,2] 1966	Assistant Treasurer	2000 – 2009[1]

MEMBERS Capital Advisors, Inc., Director, Investment Operations, 2006-Present; Investment Operations Officer, 2005-2006; Senior Manager-Portfolio Operations, 2001-2005
Ultra Series Fund, Waverly, IA, Assistant Treasurer, 2000-Present

				N/A	N/A
Katherine L. Frank[4] 1960	Trustee and President	2009 – Present[4]	Madison Investment Advisors, Inc., Managing Director and Vice President, 1986 – Present Madison, Vice President and Manager, 2004 – Present Madison Mosaic, LLC (an investment advisor), President, 1996 – Present Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 – Present	39	N/A
Frank E. Burgess[4] 1942	Vice President	2009 – Present[4]	Madison Investment Advisors, Inc., Founder, President and Director, 1973 – Present Madison , Director, 2004 - Present	13	Madison/ Claymore Covered Call and Equity Strategy Fund, 2004 – Present Capitol Bank, 1999 – Present American Riviera Bank, 2005 – Present
Paul Lefurgey[4] 1964	Vice President	2009 – Present[4]

Madison; Madison Investment Advisors, Inc., Managing Director, Head of Fixed Income and Senior Portfolio Manager, 2005 – Present
MEMBERS Capital Advisors, Inc., Vice President, 2003 - 2005
Duff & Phelps Investment Management, Executive Vice President, 1990 – 2003

				N/A	N/A
Jay R. Sekelsky[4] 1959	Vice President	2009 – Present[4]	Madison; Madison Investment Advisors, Inc., Managing Director, 1990 – Present Madison Mosaic, LLC, Vice President, 1996 – Present	N/A	N/A
Greg R. Hoppe[4] 1969	Assistant Treasurer	2009 – Present[4]

Madison; Madison Strategic Sector Premium Fund, Chief Financial Officer & Treasurer, 2005 – Present
Madison Mosaic, LLC, Vice President, 1999 – Present
Madison Mosaic Funds Chief Financial Officer, 1999 – Present

				N/A	N/A
W. Richard Mason[4] 1960	Chief Compliance Officer and Chief Legal Officer	2009 – Present[4]

Madison, Madison Investment Advisors, Inc., Madison Scottsdale, LC and Madison Mosaic, LLC, General Counsel and Chief Compliance Officer, 1996 – Present
Mosaic Funds Distributor, LLC, Principal, 1998– Present
GIT Investment Services, Inc., Principal, 1992 – 1998
Concord Asset Management, LLC, General Counsel, 2004 – Present
Madison Mosaic Funds and Madison Strategic Sector Premium Fund, Secretary, General Counsel, Chief Compliance Officer, 1992 – Present

				N/A	N/A

________________________________________
1 The individual’s indefinite term ended on June 30, 2009.

2 “Interested person” as defined in the 1940 Act.

3 Considered an interested trustee because of the position held with the investment adviser of the Trust.

4 The individual’s indefinite term began after June 30, 2009.

Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Outside Directorships Held By Trustees
Rolf F. Bjelland, CLU[1] 1938	Chairman[1] Trustee[1]	2006 – 2009[1] 2003- 2009[1]	MEMBERS Mutual Funds, Chairman, 2006-2009; Trustee, 2003-2009 Lutheran Brotherhood Mutual Funds Chairman and President, 1983-2002 Lutheran Brotherhood (now Thrivent Financial), Minneapolis, MN, Chief Investment Officer, 1983-2002	32	Regis Corp., 1982-Present
Linda S. Foltz[1] 1950	Trustee[1]	2006 – 2009[1]	MEMBERS Mutual Funds, Trustee, 2006-2009 Dougherty Consulting, LLC, President/ Owner, 2005-Present Direct Supply, Inc., Executive Vice President of Corporate Development and Chief Financial Officer, 1988-2005	32	Direct Supply, Inc., 2003-Present
Steven P. Riege 1954	Trustee	2005 – Present	MEMBERS Mutual Funds, Trustee, 2005-Present The Rgroup, Owner/President, 2001-Present Robert W. Baird & Company, Milwaukee, WI, Senior Vice President Marketing and Vice President Human Resources, 1986-2001	32	None
Richard E. Struthers 1952	Chairman, Audit Committee Trustee	2006 –Present 2004 – Present	MEMBERS Mutual Funds, Chairman, Audit Committee, 2006-Present; Trustee, 2004-Present Clearwater Capital Management, Minneapolis, MN, Chairman and Chief Executive Officer, 1998-Present Park Nicollet Health Services, Director, 2001-Present; Chairman, Finance and Investment Committee, 2006-Present IAI Mutual Funds, President and Director, 1992-1997	32	Park Nicollet Health Services, 2001-Present; Micro Componet Technology, Inc., 2008-Present
Philip E. Blake[3] 1944	Trustee	2009 – Present	Lee Enterprises, Inc. (news and advertising publisher), Vice President – Publishing, 1998 – 2001. Madison Newspapers, Inc., President and Chief Executive Officer, 1993 – 2000.	45	Madison Newspapers, Inc., 1993 – Present Meriter Hospital & Health Services, 2000 – Present Edgewood College, 2003 – Present
James R. Imhoff, Jr. [3] 1944	Trustee	2009 – Present	First Weber Group (real estate brokers), Chief Executive Officer, 1996 – Present	45	Madison Claymore Covered Call Fund, 1996 – Present Park Bank, 1978 – Present
Lorence D. Wheeler	Trustee	2009 – Present	Retired investor. Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), President, 1997 – 2001	45	Madison Claymore Covered Call Fund, 1996 – Present Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 – Present

________________________________________
1 Independent trustees serve in such capacity until the trustee reaches the age of 75.

2 Indefinite term ended June 30, 2009.

3 Indefinite term began after June 30, 2009.

Trustee Compensation

Trustee Name	Aggregate Compensation from Trust[1]	Total Compensation from Trust and Fund Complex[1,2]
David P. Marks[3,5]	None	None
Rolf F. Bjelland[5]	$34,000	$68,000
Linda S. Foltz[5]	$27,500	$55,000
Steven P. Riege	$27,500	$55,000
Richard E. Struthers	$30,000	$60,000
Katherine L. Frank[3,4]	None	None
Philip E. Blake[4]	None	$24,000
James R. Imhoff, Jr. [4]	None	$24,000
Lorence D. Wheeler[4]	None	$24,000

________________________________________
1     Amounts for the fiscal year ended December 31, 2008.

2     Fund Complex as defined above.

3     Non-compensated interested trustee.

4     Elected Trustee effective June 30, 2009.

5     Term ended June 30, 2009.

Page 33: The Members of the Audit Committee are the Independent Trustees of the Trust.

Page 34: The table is replaced with the following:

Dollar Range of Equity Securities in the Trust[1]
	Diversified Income	Large Cap Value	Aggregate Dollar Range of Equity Securities in Fund Complex[1,2]
Name of Trustee
Rolf F. Bjelland	None	None	Over $100,000
Linda S. Foltz	None	None	$10,001-$50,000
Steven P. Riege	None	None	$1-$10,000
Richard E. Struthers	None	None	$10,001-$50,000
James R. Imhoff, Jr.	None	None	Over $100,000
Philip E. Blake	None	None	Over $100,000
Lorence D. Wheeler	$50,001 - $100,000	$10,001 - $50,000	Over $100,000
Katherine L. Frank	None	None	Over $100,000

1Dollar ranges are as follows: none; $1–$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000. Information as of December 31, 2008.

2Fund Complex as defined above.

Page 35: The following is added after the first full paragraph: “Madison also entered into a Limited Services Agreement with the Trust that obligates it to provide or arrange for the following to be provided to the Trust for a fixed dollar amount based on the annual amount of such expenses for the Trust’s fiscal year ended December 31, 2008:

a.     Compensation, including out of pocket expenses, to the non-interested Trustees of the Trust;
b.     Compensation, including out of pocked expenses, to the Trust’s independent registered public accountant;
c.     Costs for the Trust’s compliance program under Rule 38a under the Investment Company Act of 1940, as amended, including personnel costs, which represents a percentage of the costs for the compliance program utilized by the Trust, other investment companies managed by Madison, Madison Investment Advisors, Inc. and its affiliates;
d.     Interest and fees on any Trust indebtedness; and
e.     Taxes paid by the Trust pursuant to Forms 1120RIC (and any corresponding state tax returns) or Forms 8613.”

Page 35: The section entitled, “MEMBERS Capital Advisors, Inc.” is deleted and replaced with the following:

Madison Asset Management, LLC

Madison is a subsidiary of Madison Investment Advisors, Inc., 550 Science Drive, Madison, Wisconsin. Both Madison and Madison Investment Advisors, Inc. are registered investment advisers that have numerous advisory clients. CUNA Mutual Insurance Society has a non-voting equity interest in Madison and limited governance oversight with respect to certain matters involving the Trust and the Ultra Series Fund. Other than this joint venture, Madison has no business affiliates other than those described in the Prospectus and this Statement of Additional Information. Other subsidiaries of Madison Investment Advisors, Inc. are Madison Scottsdale, LC, in Scottsdale, Arizona and Concord Asset Management, LLC in Chicago, Illinois. Madison shares its investment management personnel and resources with Madison Investment Advisors, Inc. and the other Madison affiliated companies.

Frank E. Burgess is President, Treasurer and Director of Madison Investment Advisors, Inc. Mr. Burgess owns a majority of the controlling interest of Madison Investment Advisors, Inc., which, in turn, controls Madison. Madison serves as the investment adviser to the MEMBERS Mutual Funds, the Madison Strategic Sector Premium Fund and the Madison Institutional Equity Option Fund series of Madison Mosaic Equity Trust. Madison Investment Advisors, Inc. and our sister company, Madison Mosaic, LLC, serve as the investment adviser to Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts (other than the Madison Institutional Equity Option Fund series of the Equity Trust for which Madison serves as investment adviser directly).

Page 35: The first two sentences of the first paragraph of the section entitled, “The Management Agreement with Subadvisers” are revised to read as follows: “As described in the prospectus, Madison manages the assets of the High Income, Small Cap Value, Small Cap Growth and International Stock Funds using a “manager of managers” approach under which Madison allocates some or all of the fund’s assets among one or more “specialist” subadvisers (each, a “Subadviser”). The Trust and Madison have received a no-action letter from the SEC pending an order permitting the hiring of Subadvisers without shareholder approval.”

Page 35: The section entitled, “The Subadviser for the Mid Cap Value Fund” is revised to add the following at the end of the section: “As of July 1, 2009, Wellington Management is no longer a Subadviser to the Mid Cap Value Fund.

Page 35: The final section entitled, “The Subadviser for the Mid Cap Growth Fund” is revised to add the following at the end of the section: “As of July 1, 2009, Wellington Management is no longer a Subadviser to the Mid Cap Growth Fund.

Page 38: Information regarding portfolio managers currently identified on pages 38 and 39 is presented as of the end of the funds’ most recently completed fiscal year.

Page 38: Information regarding Scott R. Powell and Edward J. Meier is deleted.

Page 39: The following information is provided for Paul Lefurgey, Richard Eisinger and David Halford as of December 31, 2008.

Compensation:

Equity Manager Compensation

All compensation is measured and paid on an annual, calendar year basis. Compensation consists of base salary and incentive compensation (performance bonus). The incentive pool is calculated based on revenue from each investment strategy. Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods. Incentive compensation earned is paid out over a three year period. Over the course of a market cycle, such as from 2003 through 2008, when we have experienced both outperformance and underperformance, the percentage earned of the total pool has ranged from nothing to 75% and has averaged less than 50%. Performance bonus amounts increase in proportion to benchmark outperformance during the applicable one and three year periods.

Fixed-Income Manager Compensation

All compensation is measured and paid on an annual, calendar year basis except for incentive compensation which is measured 70% on current year performance and 30% on three year annualized performance. Incentive compensation that is earned in any one year is paid out over the course of three years so that if a portfolio manager leaves our employment, he or she forfeits a percentage of his or her incentive compensation. Incentive compensation is derived from a performance “pool” calculated at the onset of any year as a percentage of revenue generated from fixed-income accounts managed by the Madison organization in Wisconsin. Each individual member of the fixed-income team is eligible for a percentage of the pool based on his or her contribution to the firm’s investment strategy and process. The percentage is determined by the team’s lead fixed-income manager. The actual incentive amount upon which the percentage is multiplied is based upon the relative performance of each of fixed-income portfolio composite, on an asset weighted basis, to the applicable benchmark.

Paul Lefurgey – Bond Fund*

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	5	$44 million	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	357 separately managed client accounts including individuals, institutions and municipalities and 20 wrap account subadvisory relationships involving 4 model composites	$1,443 million in separate accounts; $2,186 million in wrap accounts	0	0

*Mr. Lefurgey began management of the Bond Fund effective July 1, 2009.

Richard Eisinger – Mid Cap Growth Fund*

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	6	$130 million	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	260 separately managed client accounts including individuals, institutions and municipalities and 44 wrap account subadvisory relationships involving 3 model composites	$312 million in separate accounts; $1,890 million in wrap accounts	0	0

*Mr. Eisinger began management of the Mid Cap Growth Fund effective July 1, 2009.

David Halford – Large Cap Growth Fund*

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	260 separately managed client accounts including individuals, institutions and municipalities and 44 wrap account subadvisory relationships involving 3 model composites	$312 million in separate accounts; $1,890 million in wrap accounts	0	0

*Mr. Halford began management of the Large Cap Growth Fund effective July 1, 2009.

Fund Ownership: As of July 1, 2009, Paul Lefurgey, Richard Eisinger and David Halford did not own equity securities in the Trust’s funds.

Page 55: The last sentence of the first paragraph under “Distribution” does not apply to MFD.

Pages A-1 through A-16: All disclosures after the first two paragraphs on page A-1 are deleted and replaced with the following:

Madison Proxy Voting Policy Disclosures.

The following discloses Madison’s current policies and procedures that are used to determine how to vote proxies relating to portfolio securities (for purposes of these disclosures, Madison is referred to as “we” or “us”). Because we manage portfolios for clients in addition to the Trust, the policies and procedures are not specific to the Trust except as indicated.

Proxy Voting Policies

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client’s best interests as described below by these policies.

Regular Accounts

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, our goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client’s best interests, then we must vote against the Board’s recommendation. As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies.

When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

Documenting our Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file (e.g. equitycorresp@madisonadv.com).

Why would voting as the Board recommends NOT be in the client’s best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1. Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position? (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients’ best interests to vote against management’s recommendation.)

2. If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?

3. Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management’s recommendation if we believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if we believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management’s recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

4. Would accepting the Board of Directors recommendation cause us to violate our client’s investment guidelines? (For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any US exchange or in US dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible we would, nevertheless, vote in favor of a Board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean we will consider any client-provided proxy voting guidelines. Our policy is that client investment guidelines may not include proxy voting guidelines if our firm will vote account proxies. Rather, we will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, we must “second guess” the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients’ investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, we must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the material conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc. In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund Board, the firm will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.

Once any member of the relevant portfolio management team determines that it would be in our clients’ best interests to vote
AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy. We maintain a “conflicted list” for proxy voting purposes.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above.

ERISA Fiduciary Accounts

As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, we are required to do so. In most cases, the plan document will specify who is required to vote proxies. It is important that our investment management agreement (or the ERISA client’s plan document) (collectively, the “Contracts”) address the issue of who is responsible for voting proxies.

1. If the Contracts expressly preclude us from voting proxies, then the Trustee must vote proxies attributable to our ERISA client’s accounts.
2. On the other hand, if the Contracts are silent or simply state that we “may” vote proxies, then it is our fiduciary duty to affirmatively vote under ERISA.

ERISA requires us, when we are responsible for voting proxies:

1. To maintain voting records for review by the named fiduciary of the plan; and
2. Ensure that the custodian (or plan Trustee, as the case may be) forward to us all proxies received so that we may vote them in a timely manner.

Our general policy is to vote all ERISA plan proxies received in the same manner as we vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

Additional Recordkeeping Rules Related to Proxy Voting

We must keep any written documents (including email) we prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision). As noted above, we need not keep a copy of the actual proxy statements we received if they are available on the SEC’s EDGAR database. We must keep in the applicable client file records of written client requests for proxy voting information. We must, of course, also keep a copy in the client file of any of our written responses to clients who asked for such information either in writing or orally. We retained the services of ProxyEdge to maintain the records of the proxy votes we cast on behalf of clients. To the extent we vote any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

Unless an investment company invests exclusively in nonvoting securities, it shall file Form N-PX annually with the U.S. Securities and Exchange Commission no later than August 31 for the period covering the previous July 1 through June 30.